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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) October 6, 2004
                                                         ---------------

                                   ALTEON INC.
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               (Exact Name of Registrant as Specified in Charter)

                 Delaware            001-16043          13-3304550
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         (State or Other Juris-     (Commission      (I.R.S. Employer
       diction of Incorporation)    File Number)   Identification No.)

          6 Campus Drive, Parsippany, New Jersey             07054
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         (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (201) 934-5000
                                                           --------------

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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.

      On October 6, 2004, Alteon Inc. ("Alteon") filed with the Secretary of State of Delaware a Certificate of Amendment to the Certificate of Designations of its Series G Preferred Stock increasing the authorized number of shares of Series G Preferred Stock from 1,200 to 2,000.

Item 9.01     Financial Statements and Exhibits.

c)  Exhibits

3.1 Certificate of Amendment to the Certificate of Designations of Series G Preferred Stock of Alteon, Inc.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Alteon Inc.


                                      By:   /s/ Kenneth I. Moch
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                                           Kenneth I. Moch
                                           President and Chief Executive Officer

Dated:  October 7, 2004